SUPPLEMENT TO THE VARIABLE ANNUITY PROSPECTUSES

AMERICAN GENERAL LIFE INSURANCE COMPANY

VARIABLE ANNUITY ACCOUNT FIVE

Seasons Advantage Variable Annuity

Seasons Advisor III Variable Annuity

Seasons Elite Variable Annuity

Seasons Preferred Solution Variable Annuity

Seasons Select II Variable Annuity

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

FS VARIABLE ANNUITY ACCOUNT FIVE

Seasons Advantage Variable Annuity

Seasons Elite Variable Annuity

Seasons Select II Variable Annuity

American General Life Insurance Company (“AGL”) and The United States Life Insurance Company in the City of New York (“US Life”) are amending the Prospectus for the purpose of adding the following information.

MARKETLOCK INCOME PLUS EXTENSION

The information below is important to you if you purchased a contract between May 1, 2008 and May 3, 2009 and you elected the MarketLock Income Plus living benefit. As described in the prospectus, the initial Income Base Evaluation Period and initial Income Credit Period ends after the fifth contract year. On or about your fifth contract anniversary you had an opportunity to extend both the Income Base Evaluation Period and the Income Credit Period (the “Extension”) for an additional five years. If you elected the initial first Extension, you will have the opportunity to elect a second Extension on or about your tenth contract anniversary. In choosing the second Extension, your fee will change as detailed below. No other parameters or terms of your current benefit, including investment requirements, will change as a result of the second Extension.

If you do not wish to elect the second Extension, no further action is required by you. Your benefit will continue without change. You will continue to pay the same fee and can take the Maximum Annual Withdrawal Amount in effect at the end of the Income Base Evaluation Period. You will also have the same investment requirements that applied upon the first Extension. However, your Income Base will no longer be adjusted for higher anniversary values or income credits. Please note that if you did not elect the initial first Extension when it was offered, you will not be permitted to extend the Income Base Evaluation and Income Credit Periods at this time. If you do not elect this second Extension, you will not be eligible for any subsequent Extension in the future.

As with all important financial decisions, we recommend that you discuss this with your financial representative. If you do not have a prospectus, you can call our Annuity Service Center at (800) 445-7862 and we will provide one to you. If you elect the second Extension, we will send you a new contract endorsement.

For information on the MarketLock Income Plus living benefit you elected at purchase, please see the MarketLock Income Plus section under OPTIONAL LIVING BENEFITS in the prospectus.

How do I elect the Extension?

If you are eligible for the second Extension because you previously elected the first Extension and wish to elect the second Extension, you must complete the Election Form you will receive. The terms of the second Extension for contracts issued between May 1, 2008 and May 3, 2009 are detailed below. The Income Base Evaluation Period and the Income Credit Period may both be extended for an additional 5 year period.

As a reminder, the Income Base Evaluation Period refers to the period of time over which we consider anniversary values and the Income Credit Period refers to the period of time over which we calculate a potential Income Credit. These components are used to calculate the Income Base, which determines your Maximum Annual Withdrawal Amount.

What is the fee if I elect the second Extension?

If you elect the second Extension, the fee for the feature will be as follows:

Number of Covered Persons	Current Annualized Fee After First Extension (calculated as a percentage of the Income Base)	Annualized Fee After Second Extension (calculated as a percentage of the Income Base)
One	1.20%	1.35%
Two	1.45%	1.60%

What are the investment requirements if I elect the second Extension?

If you elect the second Extension, the investment requirements will not change from those that currently apply to the first Extension. Your assets must remain allocated in accordance with one of the following options:

Option 1

At least 50% in one or more of the following Variable Portfolios:

                SA DFA Ultra Short Bond

                SA VCP Dynamic Allocation

                SA VCP Dynamic Strategy

Up to 50% in one or more of the following Variable Portfolios:

                SA Allocation Balanced

                SA Allocation Moderate

                SA Allocation Moderate Growth

Option 2	25% in SA VCP Dynamic Allocation 25% in SA VCP Dynamic Strategy 50% in one of the following Allocations:
	Variable Portfolios	Allocation 1	Allocation 2	Allocation 3
	Fidelity VIP Contrafund	0.50%	0.66%	0.99%
	Fidelity VIP Equity-Income	1.32%	1.49%	1.65%
	Fidelity VIP Investment Grade Bond	7.74%	5.25%	3.46%
	Fidelity VIP Mid Cap	1.98%	2.81%	3.14%
	Fidelity VIP Overseas	0.99%	1.32%	1.65%
	SA Allocation Balanced	33.50%	0.00%	0.00%
	SA Allocation Moderate	0.00%	33.50%	0.00%
	SA Allocation Moderate Growth	0.00%	0.00%	33.50%
	SA American Funds Global Growth	0.99%	1.16%	1.32%
	SA American Funds Growth	0.33%	0.50%	0.66%
	SA American Funds Growth-Income	0.66%	0.83%	0.99%
	T. Rowe Price Blue Chip Growth II	0.50%	0.66%	0.66%
	T. Rowe Price Equity Income II	1.49%	1.82%	1.98%
	Total	50.00%	50.00%	50.00%

As a reminder, you also have the option to cancel your MarketLock Income Plus benefit on your tenth anniversary, or any anniversary thereafter. If you elect to cancel your feature, you will no longer receive the guarantees of the MarketLock Income Plus benefit and you will no longer be charged the fee. See “Can MarketLock Income Plus be cancelled?” in the MarketLock Income Plus section under OPTIONAL LIVING BENEFITS in the prospectus.

Dated: March 28, 2018

Please keep this Supplement with your Prospectus